UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2011

Validus Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-33606	98-0501001
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

29 Richmond Road, Pembroke, Bermuda		HM08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 278-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Annual General Meeting of Shareholders

1. At the annual general meeting of shareholders of Validus Holdings, Ltd. (the “Company”) held on May 4, 2011 the shareholders of the Company approved the following:

(a) The election of three Class I Directors of the Company:

			Broker
	For	Withheld	Non-Votes
Matthew J. Grayson	65,675,846	6,555,898	4,016,740
Jean-Marie Nessi	65,887,576	6,344,168	4,016,740
Mandakini Puri	71,595,998	635,746	4,016,740

(b) The election of Designated Company Directors of the Company’s Non-U.S. subsidiaries:

			Broker
	For	Withheld	Non-Votes

Edward J. Noonan	71,221,115	1,010,629	4,016,740
C.N. Rupert Atkin	71,989,277	242,467	4,016,740
Patrick G. Barry	71,989,332	242,412	4,016,740
Peter A. Bilsby	71,989,232	242,512	4,016,740
Julian P. Bosworth	71,953,867	277,877	4,016,740
Michael E.A. Carpenter	71,976,394	255,350	4,016,740
Rodrigo Castro	71,986,494	245,250	4,016,740
Jane S. Clouting	71,994,128	237,616	4,016,740
Joseph E. (Jeff) Consolino	71,979,452	348,731	4,016,740
C. Jerome Dill	71,989,232	242,512	4,016,740
Andrew Downey	71,989,412	242,332	4,016,740
Kerry A. Emanuel	71,986,354	245,390	4,016,740
Jonathan D. Ewington	71,986,598	245,146	4,016,740
Andrew M. Gibbs	71,989,232	242,512	4,016,740
Michael Greene	71,989,516	242,228	4,016,740
Nicholas Hales	71,986,314	245,430	4,016,740
Mark S. Johnson	71,966,527	265,217	4,016,740
Anthony J. Keys	71,989,232	242,512	4,016,740
Robert F. Kuzloski	71,986,494	245,250	4,016,740
Gillian S. Langford	71,989,339	242,405	4,016,740
Stuart W. Mercer	71,986,494	245,250	4,016,740
Paul J. Miller	71,986,314	245,430	4,016,740
Jean-Marie Nessi	66,115,109	6,116,635	4,016,740
Julian G. Ross	71,989,232	242,512	4,016,740
Rafael Saer	71,964,936	266,808	4,016,740
Verner G. Southey	71,950,745	242,412	4,016,740
James E. Skinner	71,989,332	280,999	4,016,740
Nigel D. Wachman	71,986,319	245,425	4,016,740
Conan M. Ward	71,979,452	252,292	4,016,740
Lixin Zeng	71,989,237	242,507	4,016,740

(c) The approval, by a non-binding advisory vote, of the executive compensation payable to the Company’s named executive officers as described in the Executive Compensation section of the Company’s Proxy Statement dated March 23, 2011, including the Compensation Discussion and Analysis:

	For	Against	Abstain	Broker Non-Votes
Total:	67,217,854	1,509,774	3,504,116	4,016,740

(d) The selection, by a non-binding advisory vote, of the frequency at which shareholders of the Company will be asked to approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers:

	1 Year	2 Years	3 years	Abstentions	Broker Non-Votes
Total:	39,920,948	997,162	27,939,565	3,374,069	4,016,740

(e) The approval of the selection of PricewaterhouseCoopers to act as the independent registered public accounting firm of the Company for the year ending December 31, 2011:

	For	Against	Abstentions	Broker Non-Votes
Total:	76,196,615	48,004	3,865	—

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Validus Holdings, Ltd.

May 9, 2011	By:	/s/ Joseph E. (Jeff) Consolino

Name: Joseph E. (Jeff) Consolino
Title: President and Chief Financial Officer